UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23086

WP Trust
(Exact name of registrant as specified in charter)

127 NW 13th Street Suite 13,Boca Raton, FL	33432
(Address of principal executive offices)	(Zip code)

     The Corporation Trust Company
Corporation Trust Center
1209 Orange St., Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 950-9112

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Report to Stockholders.

WP Large Cap Income Plus Fund Institutional Class Shares (Ticker Symbol: WPLCX)

A Series of the WP TRUST ANNUAL REPORT November 30, 2022

Table of Contents

WP Large Cap Income Plus Fund

Letter to Shareholders	2
Allocation of Portfolio Holdings	3
Performance Information	4
Schedule of Investments	5
Schedule of Options Written	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Cash Flows	9
Statements of Changes in Net Assets	10
Financial Highlights	11

NOTES TO FINANCIAL STATEMENTS	12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

DISLOSURE OF EXPENSES	20

ADDITIONAL INFORMATION	21

TRUSTEES AND OFFICERS	22

2022 Annual Report 1

WP Large Cap Income Plus Fund Annual Report November 30, 2022 (Unaudited)

Dear Fellow Shareholders:

To say these are tumultuous times is an understatement. The events over the past almost 3 years now, will change the world forever. In the USA, we have gone from “outsourcing” to “reshoring”, from an economy that was struggling with no inflation and zero or negative interest rates to one that is quite the opposite. It all seemed to happen in the blink of the eye.

For the long-term investors, in spite of the news media running at full blast to convince people otherwise, the game remains the same. Find good businesses that can grow and produce income to support people as they plan for and need it to retire. Crypto currencies or SPAC’s or leveraged bond funds are not what we look for, although one would think from the news, that such things are all that is out there.

While all this was going on, including the shutdowns in China and noise from all over the world including a war, here is what some of our holdings have accomplished:

Apple (APPL), one of our largest holdings, released all-time record revenues and earnings. What war? What Pandemic? By the way Apple’s revenues for the quarter ended September 30, 2022 where up 8% to over $90 Billion, net earnings up more than 4%. Apple raised its dividend by over 4% this year and continues to repurchase shares.

Microsoft (MSFT) revenues and earnings were favorable, with revenues near an all-time record and earnings at over $17 billion. These big companies are hugely affected by the value of the dollar which has been volatile. Microsoft raised its dividend by nearly 10% this November.

JP Morgan Chase (JPM) One of the world’s largest banks, which might do well when interest rates rise, posted near record revenues and earnings. This company is trading at only 11 times earnings, which even for banks seems cheap. JP Morgan last raised its dividend by 10% about a year ago.

Bank of America (BAC) Also reported very respectable revenue (over $24 Billion) and earnings comparable to the years since the great financial crisis. It has raised its dividend by nearly 5% this year.

These companies represent nearly 45% of the holdings of the WP Large Cap Income Plus Fund (the “Fund”) at November 30, 2022 and are representative of the type of companies that we like to buy.

Having these and our other companies in the Fund did not stop the Fund or these individual stocks from going down in value. For the year ended November 30, 2022 the Fund was down 25.41%, about the same as the NASDAQ Composite index which was down 25.59% . The similarity in returns speaks to, in part, the concentration the Fund has in Apple (19% of net assets) and Microsoft (16% of net assets). The Dow Jones Industrial Average Index was actually up 2.48% during the same period the Standard and Poor’s 500™ Index was down 9.21% . These wildly divergent returns demonstrate the nature of the markets this past year as the Federal Reserve raised interest rates and the war in the Ukraine continued.

Our strategy which includes buying what we think are great stocks and holding them as they evolve thru time and the ups and downs of the markets is how the positions in some of the companies we mentioned have grown to be such sizable parts of the Fund.

The Central Banks of the world are basically sucking the air out of worlds economy by quickly raising interest rates, this is intentional and meant to stop inflation. Their actions add fear to the markets and make things, including the news flow, unpredictable and volatile in the short term. Of course, stocks will fall in times like these.

The big questions are: When will it end? When will the stock market stop acting like this, when will the Fed stop raising interest rates?

Of course, we don’t know. What gives us confidence is that the companies that we try to own act prudentially and in our (the shareholders) best interest, we need to continue to give them the time to continue their good work. This is how we believe long term our goals have the best likelihood of being accomplished.

Thank you for you trust, and in these times, your patience!

Charles Stoll
Portfolio Manager

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance may be lower or higher that the performance data quoted.

2022 Annual Report 2

WP Trust (Unaudited)

WP Large Cap Income Plus Fund
Allocation of Portfolio Holdings (% of Net Assets) as of November 30, 2022

* Net Cash represents cash, cash equivalents and other assets, including options purchased, in excess of liabilities, which include options written.

2022 Annual Report 3

WP Large Cap Income Plus Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended November 30, 2022

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
WP Large Cap Income Plus Fund	(25.41)%	(11.66)%	(3.08)%	1.93%
Dow Jones Industrial Average Index (B)	2.48%	9.50%	9.71%	11.57%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The WP Large Cap Income Plus Fund began investing in line with its stated objectives on December 4, 2013.

(B) The Dow Jones Industrial Average Index is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Please note that the index does not take into account any fees and expenses of investing in the individual securities that it tracks and individuals cannot invest directly in any index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio is 2.33% . The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratios presented in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and actual expenses incurred during the reported period.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-866-959-9260. THE FUND’S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2022 Annual Report 4

WP Large Cap Income Plus Fund

				Schedule of Investments
				November 30, 2022
Shares				Fair Value	% of Net Assets
COMMON STOCKS
Banks
69,000	Bank of America Corporation +			$ 2,611,650
13,200	JPMorgan Chase & Co. +			1,823,976
60,000	Mitsubishi UFJ Financial Group, Inc. - ADR +			327,600
43,600	Wells Fargo & Company +			2,090,620
				6,853,846	30.58%
Beverages
1,800	Diageo PLC - ADR +			335,790	1.50%
Biotechnology
175,000	ImmunityBio, Inc. * +			964,250	4.30%
Diversified Financial Services
3,900	Berkshire Hathaway Inc. - Class B * +			1,242,540	5.54%
Hotels, Restaurants & Leisure
1,000	McDonald's Corporation +			272,790	1.22%
Oil, Gas & Consumable Fuels
2,000	Chevron Corporation +			366,620
9,000	Exxon Mobil Corporation +			1,002,060
7,000	Occidental Petroleum Corporation +			486,430
				1,855,110	8.27%
Pharmaceuticals
95,000	Cronos Group Inc. (Canada) * +			295,450	1.32%
Road & Rails
25,000	FTAI Infrastructure Inc. +			71,250	0.32%
Software
13,900	Microsoft Corporation +			3,546,446	15.82%
Technology Hardware, Storage & Peripherals
27,000	Apple Inc. +			3,996,810	17.83%
Tobacco
43,000	Altria Group, Inc. +			2,002,940	8.94%
Trading Companies & Distributors
25,000	Fortress Aviation Ltd. +			438,000	1.95%
Total for Common Stocks (Cost $10,981,175)				21,875,222	97.59%
MONEY MARKET FUNDS
164,162	Federated Hermes Government Obligations Fund - Institutional			164,162
	Class 3.61% **			164,162	0.73%
Total for Money Market Funds (Cost $164,162)
CALL/PUT OPTIONS PURCHASED			Notional
Expiration Date/Exercise Price		Contracts	Amount	Fair Value	% of Net Assets
CBOE S&P 500 Index *
December 2, 2022 Puts @ $3,300.00		20	$6,600,000	100
Total for Options Purchased (Premiums Paid - $29,026)			$6,600,000	100	0.00%
Total Investment Securities (Cost $11,174,363)				22,039,484	98.32%
Other Assets in Excess of Liabilities				375,701	1.68%

Net Assets				$ 22,415,185	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Securities.
** The Yield Rate shown represents the 7-day yield at November 30, 2022.
+ Portion or all of the security is pledged as collateral for options written.

The accompanying notes are an integral part of these
financial statements.

2022 Annual Report 5

WP Large Cap Income Plus Fund

		Schedule of Options Written
		November 30, 2022
CALL/PUT OPTIONS WRITTEN		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value
Put Options Written
CBOE S&P 500 Index *
September 15, 2023 Puts @ $3,300.00	10	$3,300,000	$91,400
Total Put Options Written (Premiums Received $150,128)		3,300,000	91,400
Total Options Written (Premiums Received $150,128)		$3,300,000	$91,400

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 6

WP Large Cap Income Plus Fund

Statement of Assets and Liabilities
November 30, 2022

Assets:
Investment Securities at Fair Value*	$22,039,484
Cash	1,000
Deposit at Broker for Written Options	497,044
Dividends Receivable	41,880
Prepaid Expenses	2,662
Total Assets	22,582,070
Liabilities:
Options Written at Fair Value (Premiums Received $150,128)	91,400
Payable for Fund Shares Redeemed	13,919
Payable to Advisor	24,061
Payable to Administrator	2,798
Accrued Distribution and Service (12b-1) Fees	5,090
Payable to Chief Compliance Officer	1,000
Other Accrued Expenses	28,617
Total Liabilities	166,885
Net Assets	$22,415,185
Net Assets Consist of:
Paid In Capital	$21,406,828
Total Distributable Earnings	1,008,357
Net Assets	$22,415,185

Net Asset Value, Offering and Redemption Price	$11.13

* Investments at Identified Cost	$11,174,363

Shares Outstanding (Unlimited number of shares	2,013,222
authorized without par value)

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 7

WP Large Cap Income Plus Fund

Statement of Operations
For the fiscal year ended November 30, 2022

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $4,429)	$655,507
Total Investment Income	655,507
Expenses:
Management Fees	349,029
Interest Expense	96,500
Distribution and Service (12b-1) Fees - Institutional Class	64,635
Transfer Agent Fees & Accounting Fees	35,760
Administration Fees	33,598
Audit Fees	19,125
Legal Fees	16,474
Trustees Fees	9,899
Custody Fees	9,079
Compliance Officer Expense	8,333
Miscellaneous Expense	7,696
Registration Expense	5,956
Insurance Expense	1,142
Printing & Mailing Fees	510
Total Expenses	657,736

Net Investment Income (Loss)	(2,229)

Realized and Unrealized Gain (Loss) on Investments:
Capital Gain Distributions from Investments	20,695
Net Realized Gain (Loss) on Investments	6,573,814
Net Realized Gain (Loss) on Options Purchased	(4,800,824)
Net Realized Gain (Loss) on Options Written	(4,471,224)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,774,553)
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	93,550
Net Change in Unrealized Appreciation (Depreciation) on Options Written	3,284,644
Net Realized and Unrealized Gains (Loss) on Investments	(8,073,898)

Net Increase (Decrease) in Net Assets from Operations	$(8,076,127)

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 8

WP Large Cap Income Plus Fund

Statement of Cash Flows
For the fiscal year ended November 30, 2022

Increase (Decrease) in cash:
Cash flows from operating activities:
Net Increase (Decrease) in net assets from operations	$(8,076,127)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash (used in)/provided from operating activities:
Purchase of investments and options	(6,434,466)
Proceeds from disposition of investments and options	18,718,090
Purchase/sales of short-term investment securities, net	(11,766)
(Increase) decrease in dividends and interest receivable	38,486
(Increase) decrease in prepaid expenses	664
Premiums received from options written	35,832,796
Payments to cover options written	(45,787,959)
Increase (decrease) in accrued distribution (12b-1) fees	(2,405)
Increase (decrease) in accrued expenses	(28,666)
Return of capital received from investments	16,500
Net unrealized (appreciation) depreciation on investments and options	5,396,359
Net realized (gain) loss on investments and options	2,698,234
Net cash (used in)/provided from operating activities	2,359,740

Cash flows from financing activities:
Proceeds from Fund shares sold	1,239,023
Payment on Fund shares redeemed	(3,401,777)	*
Cash distributions paid	(1,356)	*
Net cash (used in)/provided from financing activities	(2,164,110)

Net increase (decrease) in cash	195,630

Cash:
Beginning of year	302,414
End of year	$498,044

Supplemental disclosure of cash flow information:

Reconciliation of restricted and unrestricted cash at the beginning of the year to the Statement of Assets and Liabilities:
Cash	$-
Deposits at broker for written options	$302,414

Reconciliation of restricted and unrestricted cash at the end of the year to the Statement of Assets and Liabilities:
Cash	$1,000
Deposits at broker for written options	$497,044

Interest paid by the Fund was $112,825.
* Noncash financing activities not included herein consist of reinvestment of distributions of $41,954, and an increase in payable for Fund shares redeemed of $13,619.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 9

WP Large Cap Income Plus Fund

Statements of Changes in Net Assets
	12/1/2021	12/1/2020
	to	to
	11/30/2022	11/30/2021
From Operations:
Net Investment Income (Loss)	$(2,229)	$27,309
Capital Gain Distributions from Investments	20,695	-
Net Realized Gain (Loss) on Investments, Options
Purchased and Options Written	(2,698,234)	4,343,374
Net Change in Unrealized Appreciation (Depreciation)
on Investments, Options Purchased and Options
Written	(5,396,359)	2,352,530
Net Increase (Decrease) in Net Assets from Operations	(8,076,127)	6,723,213

From Distributions to Shareholders:	(43,310)	(188,894)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,239,023	1,050,727
Shares Issued on Reinvestment of Dividends	41,954	183,108
Cost of Shares Redeemed	(3,415,396)	(4,746,017)
Net Increase (Decrease) from Shareholder Activity	(2,134,419)	(3,512,182)
Net Increase (Decrease) in Net Assets	(10,253,856)	3,022,137

Net Assets at Beginning of Year	32,669,041	29,646,904

Net Assets at End of Year	$22,415,185	$32,669,041

Share Transactions:
Issued	102,360	72,240
Reinvested	2,686	13,093
Redeemed	(277,936)	(321,707)
Net Increase (Decrease) in Shares	(172,890)	(236,374)

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 10

WP Large Cap Income Plus Fund

Financial Highlights

Selected data for a share outstanding throughout the year:	12/1/2021		12/1/2020		12/1/2019		12/1/2018		9/1/2018		9/1/2017
	to		to		to		to		to		to
	11/30/2022		11/30/2021		11/30/2020		11/30/2019		11/30/2018	(e)	8/31/2018
Net Asset Value - Beginning of Year	$14.94		$12.24		$16.71		$13.77		$14.69		$12.86
Net Investment Income	(0.00)	(a)(f)	0.01	(a)	0.06	(a)	0.08	(a)	0.01	(a)	0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	(3.79)		2.77		(4.08)		2.87		(0.93)		2.17
Total from Investment Operations	(3.79)		2.78		(4.02)		2.95		(0.92)		2.18
Distributions (From Net Investment Income)	(0.02)		(0.08)		(0.08)		(0.01)		-		(0.06)
Distributions (From Capital Gains)	-		-		(0.37)		-		-		(0.29)
Total Distributions	(0.02)		(0.08)		(0.45)		(0.01)		-		(0.35)
Net Asset Value - End of Year	$11.13		$14.94		$12.24		$16.71		$13.77		$14.69
Total Return (b)	(25.41)%		22.76%		(24.71)%		21.50%		(6.26)%	*	17.14%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$22,415		$32,669		$29,647		$43,235		$34,626		$36,458
Ratio of Expenses to Average Net Assets (c) (d)	2.54%		2.30%		2.75%		2.60%		2.75%	**	2.73%
Ratio of Net Investment Income to Average
Net Assets (d)	(0.01)%		0.08%		0.53%		0.52%		0.21%	**	0.08%
Portfolio Turnover Rate	2.24%		3.86%		8.38%		3.92%		0.26%	*	4.01%

* Not Annualized.
** Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assum-
ing reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distrib-
utions or redemption of Fund shares.
(c) Ratios do not include expenses of the investment companies in which the Fund invests.
(d) The ratios include interest expense of 0.37% during the year ended November 30, 2022, 0.25% during the year ended November 30, 2021, 0.45% during the year ended November 30, 2020, 0.52% during the year ended
November 30, 2019, 0.48% during the period ended November 30, 2018 and 0.33% during the year ended August
31, 2018.
(e) Represents the period from September 1, 2018 through November 30, 2018. The WP Large Cap Income Plus
Fund changed its fiscal year end from August 31 to November 30.
(f) Amount is less than -$0.005.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 11

NOTES TO FINANCIAL STATEMENTS WP LARGE CAP INCOME PLUS FUND November 30, 2022

1.) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The WP Large Cap Income Plus Fund (the “Fund”) is a series of WP Trust (the “Trust”). The Trust was organized on June 4, 2015, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). As of November 30, 2022, there were 2 series authorized by the Trust. The Fund is a diversified Fund. The Fund’s investment objective is total return. The Fund’s investment adviser is Winning Points Advisers, LLC (the “Adviser”). The Fund currently offers one class of shares, Institutional Class shares. The Fund commenced operations on October 10, 2013.

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP"). The Fund follows the significant accounting policies described in this section.

SHARE VALUATION: The net asset value (“NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. For the Institutional Class, the offering price and redemption price per share is equal to the NAV per share.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 2.

OPTIONS: The Fund’s option strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling call options on equity securities or indices, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity indices over time.

The Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Please refer to the Fund’s prospectus for a full listing of risks associated with these instruments.

FEDERAL INCOME TAXES: The Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

2022 Annual Report 12

Notes to Financial Statements - continued

As of and during the fiscal year ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2022, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

In addition, GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations, including federal tax authorities and certain state tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)). The allocations are dependent upon the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

OTHER: Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds using the identified cost method. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income and interest expenses, if any, are recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.) SECURITIES VALUATIONS
PROCESSES AND STRUCTURE: The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Valuation Designee to apply those guidelines in determining fair value prices, subject to review by the Board.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

2022 Annual Report 13

Notes to Financial Statements - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid or ask, it is generally categorized as a level 2 security. When market quotations are not readily available or when a Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures and are categorized as level 2 or level 3, as appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in Level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including purchased options and written options, that are actively traded, are valued based on quoted prices from the primary exchange on which the option trades and are typically valued at level 1 of the fair value hierarchy. Options held by the Fund that are not traded on the valuation date will be valued at the mean of the bid and ask price on the primary exchange on which the option trades and are typically valued at level 2 of the fair value hierarchy. If there is not a bid and ask price on the primary exchange on which the option trades, the option will be valued at fair value as determined under the fair value pricing procedures and may be categorized as level 2 or level 3, as appropriate.

In accordance with the Trust's good fair pricing guidelines, the Fund's Valuation Committee , which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by a Fund's Valuation Committee is the price at which the security could reasonably be sold in a current market transaction. Methods that are in accord with this principle may, for example, be based on a multiple of earnings; a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or yield to maturity and credit spread with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 and oversees the Valuation Designee.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$21,875,222	$–	$–	$21,875,222
Money Market Funds	164,162	–	–	164,162
Options Purchased	100	–	–	100
Total	$22,039,484	$–	$–	$22,039,484

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Options Written	$91,400	$–	$–	$91,400
Total	$91,400	$–	$–	$91,400

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets or liabilities during the fiscal year ended November 30, 2022.

3. DERIVATIVES TRANSACTIONS
As of November 30, 2022, portfolio securities valued at $21,875,222, were held in a segregated account by the custodian as collateral for options written, as well as $497,044, which was held in deposit at the broker for collateral.

2022 Annual Report 14

Notes to Financial Statements - continued

The average monthly notional value of options contracts purchased and written by the Fund for the year ended November 30, 2022, were as follows:

Derivative Type	Average Notional Value
Put Options Purchased	$178,261,731
Call Options Written	($2,993,846)
Put Options Written	($66,871,538)

As of November 30, 2022, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts/Total
Put options purchased	Investments at Fair Value	$100
Total Assets		$100

Liabilities	Location	Equity Contracts/Total
Put options written	Options Written at Fair Value	$91,400
Total Liabilities		$91,400

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the year ended November 30, 2022, are recorded in the following location in the Statement of Operations:

Net change in unrealized
appreciation (depreciation) on:	Location	Equity Contracts/Total
Put Options Purchased	Options Purchased	$93,550
Call Options Written	Options Written	1,933,006
Put Options Written	Options Written	1,351,638
		$3,378,194

Net realized gain (loss) on:	Location	Equity Contracts/Total
Put Options Purchased	Options Purchased	($4,800,824)
Call Options Written	Options Written	(1,399,549)
Put Options Written	Options Written	(3,071,675)
		($9,272,048)

All open derivative positions at November 30, 2022, are reflected on the Fund's Schedule of Investments and Schedule of Options Written.

The following tables present the Fund’s asset and liability derivatives available for offset under a master netting arrangement as of November 30, 2022.

Liabilities:	Gross Amounts of Liabilities Presented in the Statement of Assets & Liabilities
Gross Amounts Not Offset
in the Statement of Assets
and Liabilities
		Gross	Net Amount of
		Amounts	Liabilities
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of	Financial	Cash
	Recognized	Assets and	Assets and	Instruments	Collateral	Net Amount
Description	Liabilities(1)	Liabilities	Liabilities(1)	Pledged(2)	Pledged(2)	of Liabilities

Options
Written	$91,400	$0	$91,400	$0	$91,400	$0

(1) Written options at value as presented in the Fund’s Schedule of Options Written.
(2) The amounts are limited to the derivative liability balances and accordingly do not include excess collateral pledged.

4.) INVESTMENT TRANSACTIONS
For the fiscal year ended November 30, 2022, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $710,692 and $17,673,999, respectively.

2022 Annual Report 15

Notes to Financial Statements - continued

5.) ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.35% of the Fund’s average daily net assets. For the year ended November 30, 2022, the Adviser earned $349,029 in management fees.

The Adviser had entered into a contractual agreement with the Trust under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses associated with any proxies, mergers, reorganizations and other shareholder solicitation activities, litigation-related expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 2.50% . The contractual agreement expired on December 31, 2019, and was not renewed. As such, the Adviser did not waive any management fees as it relates to the Fund during the fiscal year ended November 30, 2022.

The Fund may, at a later date, reimburse the Adviser the management fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous three fiscal years, if the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the operating expense limits with respect to the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree) that were in effect at the time they were waived. There were no amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, as of or during the fiscal year ended November 30, 2022.

An Interested Trustee is also a managing member of the Adviser.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund may expend up to 0.25% for Institutional Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. The Fund incurred distribution and service (12b-1) fees of $64,635 for the fiscal year ended November 30, 2022. At November 30, 2022, the Fund owed distribution and service (12b-1) fees of $5,090.

Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels; subject to a minimum monthly fee of $2,800, plus reimbursement of out-of-pocket expenses. For its services, for the fiscal year ended November 30, 2022, PFS earned $33,598. At November 30, 2022, the Fund owed PFS administration fees of $2,798.

An officer of the Trust is also an officer of the Administrator.

6.) TAX MATTERS
For federal income tax purposes, at November 30, 2022, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including written options were as follows:

Cost of Investments	$11,176,549

Gross Unrealized Appreciation	$11,416,768
Gross Unrealized Depreciation	(553,833)
Net Unrealized Appreciation (Depreciation) on Investments	$10,862,935

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of derivatives, partnerships and wash sales.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2022, the Fund’s most recent fiscal year end, were as follows:

2022 Annual Report 16

Notes to Financial Statements - continued

Accumulated Capital and Other Losses	$ (9,854,578)
Net Unrealized Appreciation	10,862,935
$ 1,008,357

As of November 30, 2022, accumulated capital and other losses include the following:

Deferred Late Year Ordinary Losses*	$5,737
Short Term Capital Loss Carryforward	$6,397,865
Long Term Capital Loss Carryforward	$3,450,976

* Under current tax law, late year ordinary losses incurred after December 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

During the fiscal year ended November 30, 2022, the Fund utilized capital loss carryforwards of $588,938.

In accordance with GAAP, the Fund has recorded reclassifications in the capital accounts. The reclassifications listed below have no impact on the net asset value of the Fund and are as a result of net operating losses. As of November 30, 2022, the Fund recorded reclassifications to increase (decrease) the capital account as follows:

Paid In Capital	($25,745)
Total Distributable Earnings	$25,745

The tax character of distributions paid during the fiscal years ended November 30, 2022 and 2021 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2022	November 30, 2021
Ordinary Income	$ 43,310	$ 188,894
Long-term Capital Gain	–	–
	$ 43,310	$ 188,894

7.) COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of November 30, 2022, the Fund had 36.12% and 33.65%, respectively, of the value of its net assets invested in stocks within the Financials and Information Technology sectors

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no other subsequent events requiring adjustment to or disclosure in the financial statements.

2022 Annual Report 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of WP Large Cap Income Plus Fund and
Board of Trustees of WP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of WP Large Cap Income Plus Fund (the “Fund”), a series of WP Trust, as of November 30, 2022, the related statements of operations and cash flows, the statements of changes in net assets, the related notes, and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
	Operations and	Changes in Net
Fund Name	Cash Flows	Assets	Financial Highlights
WP Large Cap Income Plus	For the year ended	For the years ended	For the years ended
Fund	November 30, 2022	November 30, 2022 and	November 30, 2022, 2021,
		2021	2020 and 2019, the period
September 1, 2018
through November 30,
2018, and the year ended
August 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

2022 Annual Report 18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Winning Points Advisors, LLC since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 25, 2023

2022 Annual Report 19

DISCLOSURE OF EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to expenses of underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2022, and held through November 30, 2022.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2022 to
	June 1, 2022	November 30, 2022	November 30, 2022

Actual	$1,000.00	$978.89	$13.71

Hypothetical	$1,000.00	$1,011.21	$13.94
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 2.76%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2022 Annual Report 20

ADDITIONAL INFORMATION
November 30, 2022
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund publicly files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-959-9260; and on the Commission’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Fund voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling 1-866-959-9260. This information is also available on the SEC’s web site at http://www.sec.gov.

2022 Annual Report 21

TRUSTEES AND OFFICERS - Unaudited

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for the Trustees, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The address of each trustee and officer is 127 NW 13th Street, Suite 13, Boca Raton, Florida 33432. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (866) 959-9260.

Interested Trustee* and Officers

Name,	Position	Length of	Principal	Number of	Other
Address,	with the	Time Served	Occupation(s)	Portfolios	Directorships
and Age	Trust		During	Overseen by	Held by
			Past 5 Years	Trustee	Trustee

Charles S. Stoll *	President,	Since 2015	Managing Member, Winning Points	2	None
Year of Birth: 1955	Principal		Advisors, LLC (1989 to
	Executive		present).
Officer and
Trustee
Bradley J. Alden *		Since 2015	Program Lead, Culmen	2	None
Year of Birth: 1974	Trustee		International, LLC (government
consulting services) (2010 to
present).

John Brandt	Vice President	Since 2020	Investment Adviser Representa-	N/A	N/A
Year of Birth: 1943			tive and Portfolio Manager,
Winning Points Advisors, LLC
(2000 to present).

John H. Lively	Secretary	Since 2017	Attorney, Practus, LLP (law firm)	N/A	N/A
Year of Birth: 1969			(May 2018–present); The Law
Offices of John H. Lively &
Associates, Inc. (law firm) (2010 to
May 2018).

James D. Craft	Treasurer and	Since 2020	Fund Administrator, Premier Fund	N/A	N/A
Year of Birth: 1982	Principal		Solutions, Inc. (2007-present);
	Financial		Chief Technology Officer, Premier
	Officer		Fund Solutions, Inc. (2011 to pre-
sent).

Julian G. Winters	Chief	Since 2020	Managing Member of Watermark	N/A	N/A
Year of Birth: 1968	Compliance		Solutions, LLC (investment man-
	Officer		agement compliance and consult-
ing) (2007 to present).

* Mr. Stoll is an Interested Trustee because he is managing member of the Advisor. Mr. Alden is an Interested Trustee because he has a familial relationship with a member of the Advisor.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address,	with the	Time Served	During	Overseen by	Held by
and Age	Trust		Past 5 Years	Trustee	Trustee

Donald H. Baxter	Independent	Since 2015	President and Treasurer, Baxter	2	None
Year of Birth: 1942	Trustee		Financial Corporation (investment
advisor) (1989 to present).

	Independent	Since 2015	Secretary and Chief Compliance	2	None
Ronald F. Rohe	Trustee		Officer, Baxter Financial Corpor-
Year of Birth: 1943			ation (investment advisor) (1990
to present).

Michael G. Rogan	Independent	Since 2015	President, Rogan & Associates,	2	None
Year of Birth: 1963	Trustee		Inc. (investment advisor) (1997 to
present).

2022 Annual Report 22

WP TRUST
127 NW 13th Street
Suite 13
Boca Raton, FL 33432

INVESTMENT ADVISER
Winning Points Advisers, LLC
127 NW 13th Street
Suite 13
Boca Raton, FL 33432

FUND ADMINISTRATOR
Premier Fund Solutions, Inc.
1939 Friendship Drive
Suite C
El Cajon, CA 92020

TRANSFER AGENT AND FUND ACCOUNTANT
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite 400
Broadview Heights, OH 44147

DISTRIBUTOR
Arbor Court Capital, LLC
8000 Town Centre Drive
Suite 400
Broadview Heights, OH 44147

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 Water Street
Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Ronald F. Rohe. Mr. Rohe is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$14,000	$62,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$12,000
All Other Fees	$1,000	$1,100

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	$4,000	$13,100
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WP Trust

By: /s/Charles S. Stoll Charles S. Stoll Principal Executive Officer

Date: 3/9/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Charles S. Stoll Charles S. Stoll Principal Executive Officer

Date: 3/9/2023

By: /s/James Craft James Craft Chief Financial Officer

Date: 3-9-2023